                          VAN KAMPEN TAX-EXEMPT TRUST,
                            ON BEHALF OF ITS SERIES,
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND
                    SUPPLEMENT DATED AUGUST 15, 2008 TO THE
          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                             DATED MARCH 31, 2008,
                   AS PREVIOUSLY SUPPLEMENTED ON MAY 5, 2008
                       AND THE CLASS I SHARES PROSPECTUS
                             DATED MARCH 31, 2008,
                   AS PREVIOUSLY SUPPLEMENTED ON MAY 5, 2008

     The section of the Prospectus entitled "PURCHASE OF SHARES" is supplemented with the following:

     Effective August 18, 2008, Van Kampen High Yield Municipal Fund will reopen to new investors. All requirements and conditions for the purchase of shares as described in the Fund's Prospectus apply to orders received in this reopening of the Fund, including the right to refuse any order or to suspend the sale of the Fund's shares in response to market conditions or for other reasons. The Fund may terminate this offering without any prior notice.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   HYMSPT1  8/08